UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/06

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2006

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

NOVEMBER 30, 2006

ECONOMIC SUMMARY

U.S. economic growth was revised up to a pace of 2.2% from a preliminary reading of 1.6% during the third quarter.  While better than originally reported, the annual rate marked a slowdown from the 2.6% reported in the second quarter and 5.3% reported in the first quarter.  Business investment and inventory gains were revised up, while real consumption and imports were revised down.

The primary drag on third quarter economic activity was residential investments.  We do not believe that residential investments will be as damaging in the first quarter of 2007, primarily because of recent signs of stabilization in the housing market.  Mortgage rates are at their lowest levels of the year.  Mortgage applications are up, the Housing Market Index of the National Association of Home Builders increased in November, and sales of existing homes have risen.  However, housing starts fell in October, and previous readings on housing starts in September and August were revised down.  On a year-to-year basis, starts of new homes are down 27%, while sales of existing homes are down only 1.1%.  We are now seeing year-over-year price declines.  This may be a sign that we are nearing the bottom of the cycle and the worst part of the housing downturn may now have passed.  While this may be the case, it does not necessarily mean residential investments will reignite and drive Gross Domestic Product growth substantially higher in the near term.

The apparent rebound in consumer spending in the fourth quarter, despite the downturn in the housing market, has been supported by a strong labor market.  Healthy growth in wages and salary income is providing support for consumer spending.  The U.S. economy added 132,000 non-farm payroll jobs in November, a much stronger number than expected.  While the unemployment rate moved up slightly to 4.5% from 4.4%, it appears that we remain in an extremely strong labor market and are close to full employment.  Generally, consumers who are employed and secure in their positions have confidence and spend.  There is no greater determinant of spending in macroeconomic activity than job creation and employment.  In addition to the job gains in November, there was a strong upward revision to previous month's payroll numbers. Average hourly earnings have risen 4.1% year-over-year, matching the fastest pace in five years.

Weakness in the manufacturing sector of the economy was evident in the November ISM Manufacturing Survey, which showed the Index falling below the critical 50 level to 49.5.  Readings below 50 denote a contraction in factory activity.  Prior to this, the Index had held above 50 for 42 months.  Indexes tracking new orders and production also fell below 50.  Immediately following the release of the ISM report, Philadelphia Federal Reserve Bank President Charles Plosser cautioned investors against over-emphasizing the dip.  "It’s very dangerous to focus in on one number", he said.  "You have to focus on context and not allow yourself to get hung up on one particular number."  He also reiterated a key notion of economy-watching:  "One number does not a trend make."  The Federal Reserve’s regional indexes of manufacturing activity were somewhat mixed during November.

The Index of Leading Economic Indicators (LEI) rose 0.2% in October, after an upwardly revised 0.4% gain in September.  On a year-to-year basis, the LEI indicates a significant deceleration in economic growth.  This trend suggests that economic growth should continue below potential in the near term.

On the inflation front, the revision to Gross Domestic Product brought a touch of good news in the Core Personal Consumption Price Index, the Fed's favorite measure of inflation.  The annual rate of increase was revised down to 2.2% from 2.3%, although it is still above the Fed's perceived comfort zone of 1-2%.

Looking to 2007, the question remains whether the economy will bounce back to trend growth or above as the decline in residential construction becomes less steep, or whether the weakness in housing will spill over to the rest of the economy and negatively affect consumer spending.  Recent leading indicators on construction, manufacturing, and durable goods orders suggest that growth will remain well below potential in 2007.  This will assist in easing pressure on core inflation, eventually providing more leeway for the Federal Reserve to lower interest rates.  Our current forecast is for the Fed to begin easing at their May meeting.  While Gross Domestic Product growth may be below potential, we believe the strength in consumer spending in the fourth quarter may lead to better than expected Gross Domestic Product growth.  The extension of the holiday shopping season to January due to gift cards may give a much needed boost in the first quarter of 2007.

Performance data quoted herein is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.

The Equity Growth Fund

For the six months and year ended November 30, 2006 the North Country Equity Growth Fund had a total return of 9.87% and 11.37% versus the S&P 5001 at 11.34% and 14.23%, respectively.

The financial markets are now in the home stretch of what is turning out to be a positive year for stocks.  Year-to-date, investors have benefited from low interest rates and corporate profits that have grown sharply.  Earnings are expected to be solid through year-end.  We currently anticipate 18% earnings per share growth for 2006 with earnings per share of $91, and $98 for 2007.  On valuations, despite the move in stock prices back toward five-year highs, earnings have accelerated at a faster clip.  Thus, the P/E ratio on forward earnings is still around 14, which is in the lower half of the five-year range of 13 to 18.  We would not expect to see P/E multiple expansion until the Fed confirms its move to the sidelines or begins to cut rates.  The markets are anticipating that moderating economic growth will ease inflationary pressures.  A clear trend of slowing inflation would be positive for stocks.

The risks to the equity markets are several.  The inverted yield curve indicates bond investors are calling for an economic slowdown.  If inflationary pressures do not ease, it is unlikely the Federal Reserve will lower interest rates.  The recent market rally may well be based in part on expectations of a Fed rate cut, and any disappointment may trim back recent gains.   The trend in oil prices—energy stocks have driven the market over the past two years.  Due to the benign hurricane season, the passing of the summer driving season, and as yet unusually warm winter, oil prices have fallen back to $60 from highs near $80 in the summer.  Falling oil prices are good for the domestic consumer, of course, but we will be concerned if the price of a barrel of oil falls below $40, which could be a signal that global economic growth may be beginning to stall.  S&P 500 earnings have consistently surprised on the upside over the past few years, but this cycle will certainly not last forever.

Sector allocations - We continue to overweight the financial services sector as earnings from these companies have generally exceeded expectations and valuations remain quite low relative to other sectors.  Also, an end to the Fed rate hikes, and an eventual steepening of the yield curve, could add momentum to this group.  Our overweight in healthcare is supported by expectations of a better pipeline for pharmaceutical stocks, restructuring news, demographics, developing markets overseas, and above average dividend yields.  We are marketweight the consumer staples sector.  The stocks in this sector exhibit generally steady earnings growth that may attract interest if economic growth slows.  We like this sector due to the potential for global growth, but are concerned about the increase in costs of input to production and the high valuation measures.  The energy sector's earnings growth rates have started to trend lower, as energy prices have dropped from the summer levels.  The energy companies must continue to invest tremendous capital in long-term projects, which may negatively impact earnings.  We continue to feel that higher energy prices are demand driven and consider the energy sector a core holding in the portfolio, and remain marketweight at this time.  The industrial sector was recently reduced from an overweight to a marketweight in response to an expectation of a wind down of defense spending.  A continued slowdown in the automotive sector was also cited as a risk.  In the information technology sector, growth expectations and earnings are trending lower, and key industry companies have been plagued by accounting scandals related to stock option policies.  Attractive valuations and tremendous cash levels are positives that are offset by capital spending growth that remains well below levels of several years ago.  We continue with a marketweighting.  We remain marketweight in the materials sector as earnings growth may be peaking.  Commodity prices have fallen recently, but strong demand continues for many industrial commodities.  Valuations are far from rock bottom.  Recently we made a minor change in the consumer discretionary sector.  While we kept it at an underweight, the weighting was moved closer to a marketweight as lower gas and heating oil prices, positive wage growth, and strong employment were expected to support spending.  However, the underweight was maintained as the sector offers limited opportunities outside of retail.  Similarly, the telecommunication sector was kept at an underweight, but the weighting was raised closer to a marketweight.  Stock prices in this sector have fallen dramatically over the past several years, but risks remain as competition is fierce.  Substantial capital spending is expected to upgrade infrastructure to compete with satellite, cable, and internet firms.  Utilities remain underweight as user demand is outpacing supply, which will likely lead to a long-term capital investment cycle for this sector.  Dividend yields are not as attractive as they once were due to higher interest rates and valuations are high for the sector's earnings growth rates.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The Fed has dominated the equity markets this year, as returns have swung wildly over speculation of the FOMC's next move.  A strong first quarter in equity returns was followed by a sell off as it was perceived that the Fed would continue raising the Target Fed Funds Rate.  The combination of a pause in hiking the Target Rate and easing energy prices raised hopes for better than expected consumer spending.  Equity returns rebounded in the second half of 2006 as earnings growth continued to surge at a double digit pace.

We made changes to the portfolio throughout the year in response to economic events and individual sector conditions.  In February we decided to reduce the overweight in consumer staples, but remain an overweight.  This reduction was due to the potential impact on earnings from higher input costs and valuations, which historically had been at the higher end of the range.  We further decided to take healthcare and industrials to slight overweights.  For healthcare, stocks looked attractive based on valuations, as well as what appeared to be a better pipeline coupled with above average dividend yields and restructuring news.  In the industrial area, we felt that 2006 capital spending may take the baton from consumer spending.  Corporate balance sheets were healthy and momentum was strong heading into 2006.  We believed spending would be strong for international infrastructure growth and to replenish defense.  We continued to avoid the automotive sector and manufacturing companies with potential legacy costs.

In April we made the decision to take the materials sector to an overweight from a marketweight due to persistently higher commodity prices, continued emerging market growth, and global infrastructure growth.

In May we made several minor changes to our sector weightings.  The weighting for consumer discretionary was increased to a marketweight from an underweight.  Overall earning expectations for consumer discretionary stocks appeared low.  The energy sector was reduced to a marketweight from an overweight as we thought these companies could face increases in capital spending and continued scrutiny over their earnings.  In the financial sector, we raised the weighting to a marketweight from an underweight, with our focus on those companies involved in merger activity and asset management.  Lastly, we reduced the sector weight in utilities from a marketweight to an underweight, as we thought the rising 10-Year U.S. Treasury yield may put pressure on the attractiveness of dividend yields.  Also, P/E ratios in this sector appeared significantly higher than the underlying earnings growth rates.

In October we made three minor changes to the sector weightings recommendations.  The consumer staples sector was reduced from an overweight to a marketweight as valuations appeared far from attractive.  The information technology sector was increased to a marketweight from an underweight as valuations appeared attractive when compared to other sectors as significantly lowered earnings expectations, coming out of the second quarter, resulted in weakness in tech stocks during the summer.  It was our expectation that companies would increase their spending on productivity enhancing technology to offset peaking profit margins.  In the materials sector, we reduced the weighting to a marketweight from an overweight as we believed earnings growth may have been peaking and commodity prices would remain extremely volatile.  Strong demand continues for many industrial commodities but input costs continue to rise and valuations are far from rock bottom.

The Intermediate Bond Fund

On August 8, 2006, the Federal Reserve Open Market Committee (FOMC) left its Federal Funds Target Rate unchanged at 5.25%, thereby ending the series of seventeen consecutive increases in the Federal Funds Target Rate that began in June 2004 when the Federal Funds Target Rate stood at 1.00%.

In the last twelve months, we have witnessed significant changes in the shape of the yield curve as the once steep front-end of the yield curve has now become inverted, and the long-end of the yield curve has fallen modestly.  These developments indicate a market consensus that the U.S. Economy will slow, that the FOMC will begin to cut its Federal Funds Target Rate in 2007, and that the FOMC will succeed in its efforts to contain inflation.

We expect that the FOMC will retain its watchful stance and remain on hold due to a strong labor market, rising labor costs and diminishing labor productivity gains.  We are of the opinion that the FOMC will hold its Federal Funds Target Rate at 5.25% until at least March 2007 and more likely May 2007.

We expect that the yield curve will remain relatively flat compared to historical norms as we anticipate that economic conditions, in particular in the housing sector, will soften as a consequence of prior FOMC rate hikes and we expect inflation to moderate over time due to a relief of demand pressures and diminishing risk of pass-through inflation arising from energy costs.

Over the course of the last twelve months, we selectively utilized lower credit quality investment grade bonds in an effort to enhance yields as well as callable U.S. Government Agency Bonds which we believe offered attractive spreads over Treasuries.

Our general approach has been to limit interest rate risk by maintaining the Fund’s duration at or less than that of our benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 Year Index, and by limiting our exposure to bonds with maturities of 10 years.

The North Country Intermediate Bond Fund has underperformed its benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 Year Index, in the 3-Month, 6-Month, 1-Year and 3-Year periods ending November 30, 2006 due primarily to the Fund’s lower than benchmark duration, the aforementioned changes in the shape of the yield curve and our determination to limit interest rate risk.

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.

Investors should carefully consider the investment objectives, risks, charges and expenses of The North Country Funds. Other fees and expenses do apply to a continued investment in the fund. This and other information about The North Country Funds is contained in the prospectus, which can be obtained by calling 1-888-350-2990. The prospectus should be read carefully before investing. The North Country Funds are distributed by Aquarius Fund Distributors, LLC Member NASD/SIPC.

The views expressed are as of November 30, 2006 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

North Country Equity Growth Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2006

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	11.37%	4.63%	8.90%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2006

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	4.38%	3.85%	4.64%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary

November 30, 2006

Industries	% of Net Assets		% of Net Assets
Common Stock	95.88%	Multimedia	1.62%
Banks	9.05%	Medical – HMO	1.56%
Medical-Drugs	8.69%	Electric Utilities	1.51%
Computer/Network Products	6.57%	Consulting	1.39%
Retail	6.16%	Data Processing	1.36%
Conglomerates	6.10%	Hotels	1.36%
Oil & Gas Services	5.41%	Motorcycles	1.30%
Investment Services	4.70%	Industrial Gases	1.17%
Diversified Financial Services	4.49%	Semiconductors	1.11%
Oil & Gas Producers	4.17%	Chemicals	0.94%
Telecommunications	3.86%	Coal	0.78%
Medical Equipment & Supplies	3.76%	Transportation	0.71%
Insurance	3.74%	Apparel	0.63%
Aerospace/Defense	3.53%	Water	0.39%
Food	2.94%	Money Market Funds	4.58%
Consumer Products	2.90%	Liabilities in excess of other assets	(0.46%)
Software & Programming	2.13%	Total Net Assets	100.00%
Beverages	1.85%

Top Ten Holdings	% of Net Assets		% of Net Assets
Apple Computer, Inc.	2.58%	Merrill Lynch & Co., Inc.	2.26%
T. Rowe Price Group, Inc.	2.44%	Bank of America Corp.	2.22%
Wachovia Corp.	2.39%	American Express Co.	2.21%
Hartford Financial Services Group, Inc.	2.29%	General Electric Co.	1.99%
Goldman Sachs Group, Inc.	2.29%	General Mills, Inc.	1.91%

North Country Intermediate Bond Fund

Portfolio Summary

November 30, 2006

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	60.66%	Multimedia	0.73%
Diversified Financial Services	13.52%	Commercial & Professional Services	0.72%
Investment Services	12.10%	Hotels	0.72%
Banks	9.79%	Chemicals	0.70%
Telecommunications	7.21%	Beverages	0.36%
Electric Utilities	3.30%	Insurance	0.14%
Cosmetics	2.84%	U.S. Govt. Agency Obligations	30.68%
Foods	2.81%	Government Agencies	30.55%
Communications Equipment	1.45%	Mortgage Backed Securities	0.13%
Computers	1.44%	Money Market Funds	9.15%
Publications & Printing	1.42%	Liabilities in excess of other assets	(0.49%)
Electrical Components & Equipment	1.41%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, 4.20% due 2/23/10	3.48%	FNMA, 6.00% due 9/28/12	2.85%
Lehman Bros. Hldgs, 5.75% due 5/17/13	2.93%	FHLB, 5.10%, due 12/29/08	2.85%
FHLMC, 6.00%, due 9/28/15	2.85%	FHLB, 5.00%, due 12/28/07	2.84%
FNMA, 6.00%, due 9/25/15	2.85%	Avon Products, Inc., 5.125%, due 1/15/11	2.84%
FHLB, 6.00%, due 6/29/11	2.85%	FHLB, 4.375% due 5/16/08	2.83%

 FHLB  – Federal Home Loan Bank

 FHLMC – Federal Home Loan Mortgage Corp.

 FNMA – Federal National Mortgage Association

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2006 and held until November 30, 2006.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/06)	Ending Account Value (11/30/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/06-11/30/06)
Equity Growth Fund
Actual	$1,000.00	$1,098.72	1.10%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Intermediate Bond Fund
Actual	$1,000.00	$1,039.82	0.89%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2006

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS- 95.88%
Aerospace / Defense - 3.53%			Consulting - 1.39%
14,000	General Dynamics Corp.	$ 1,047,760	44,000	Accenture Ltd.	$ 1,482,800
12,000	Lockheed Martin Corp.	1,085,400
27,000	Rockwell Collins, Inc.	1,628,910	Consumer Products - 2.90%
		3,762,070	22,000	Colgate-Palmolive Co.	1,431,100
Apparel - 0.63%			26,500	Procter & Gamble Co.	1,663,935
6,800	Nike, Inc. - Cl. B	672,860			3,095,035
			Data Processing - 1.36%
Banks - 9.05%			30,000	Automatic Data Processing, Inc.	1,446,900
44,000	Bank of America Corp.	2,369,400
56,000	Bank of New York, Inc.	1,990,240	Diversified Financial Services - 4.49%
34,500	Citigroup, Inc.	1,710,855	40,000	American Express Co.	2,348,800
47,000	Wachovia Corp.	2,546,930	12,500	Goldman Sachs Group, Inc.	2,435,000
29,000	Wells Fargo & Co.	1,021,960			4,783,800
		9,639,385	Electric Utilities - 1.51%
Beverages - 1.85%			10,000	Dominion Resources, Inc.	807,400
31,800	Pepsico, Inc.	1,970,646	22,000	Southern Co.	797,500
					1,604,900
Chemicals - 0.94%			Food - 2.94%
22,500	Ecolab, Inc.	997,875	36,300	General Mills, Inc.	2,030,985
			7,000	Hershey Foods Corp.	370,790
Coal - 0.78%			15,000	Whole Foods Market, Inc.	732,000
23,000	Arch Coal, Inc.	825,700			3,133,775
			Hotels - 1.36%
Computer/Network Products - 6.57%			32,000	Marriott International, Inc. - Cl. A	1,444,800
30,000	Apple Computer, Inc.*	2,750,400
56,000	Cisco Systems, Inc.*	1,505,280	Industrial Gases - 1.17%
30,000	Hewlett Packard, Co.	1,183,800	20,000	Praxair, Inc.	1,248,000
17,000	International Business
	Machines Corp.	1,562,640	Insurance - 3.74%
		7,002,120	47,000	Genworth Financial, Inc. - Cl. A	1,541,600
Conglomerates - 6.10%			28,500	Hartford Financial Services
60,000	General Electric Co.	2,116,800		Group, Inc.	2,444,160
50,000	Ingersoll-Rand Co. - Cl. A	1,950,500			3,985,760
20,000	ITT Industries, Inc.	1,079,000
21,000	United Technologies Corp.	1,355,130
		6,501,430

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2006

		Market			Market
Shares		Value	Shares		Value

Investment Services - 4.70%			Oil & Gas Producers - 4.17%
27,500	Merrill Lynch & Co., Inc.	$ 2,404,325	13,000	ChevronTexaco Corp.	$ 940,160
60,000	T. Rowe Price Group, Inc.	2,599,800	13,500	Exxon Mobil Corp.	1,036,935
		5,004,125	20,000	Global SantaFe Corp.	1,200,000
Medical-Drugs - 8.69%			23,000	Valero Energy Corp.	1,266,610
40,000	Abbott Laboratories	1,866,400			4,443,705
18,000	Amgen, Inc.*	1,278,000	Oil & Gas Services - 5.41%
32,000	Eli Lilly and Co.	1,714,880	11,000	Apache Corp.	769,230
23,000	GlaxoSmithKline PLC ADR	1,221,990	26,000	Baker Hughes, Inc.	1,909,180
26,000	Johnson & Johnson	1,713,660	50,000	BJ Services Co.	1,688,500
25,000	Novartis AG ADR	1,460,250	18,000	Noble Corp.	1,390,500
		9,255,180			5,757,410
Medical Equipment & Supplies - 3.76%			Retail - 6.16%
29,000	Baxter International, Inc.	1,297,460	17,000	Costco Wholesale Corp.	888,420
28,000	Medtronic, Inc.	1,459,640	10,000	JOS A Bank Clothiers, Inc.*	299,900
24,000	Stryker Corp.	1,244,640	38,000	Lowe's Companies, Inc.	1,146,080
		4,001,740	30,000	McDonald's Corp.	1,259,100
Medical - HMO - 1.56%			40,000	Staples, Inc.	1,018,800
22,000	Wellpoint, Inc.*	1,664,740	18,500	Target Corp.	1,074,665
			21,500	Walgreen Co.	870,535
Motorcycles - 1.30%					6,557,500
18,800	Harley-Davidson, Inc.	1,386,876	Semiconductors - 1.11%
			40,000	Texas Instruments, Inc.	1,182,000
Multimedia - 1.62%
19,000	The McGraw-Hill		Software & Programming - 2.13%
	Companies, Inc.	1,266,350	61,000	Microsoft Corp.	1,789,130
14,000	Walt Disney Co.	462,700	25,000	Oracle Corp.*	475,750
		1,729,050			2,264,880

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2006

		Market			Market
Shares		Value	Shares		Value

Telecommunications - 3.86%			MONEY MARKET FUNDS - 4.58%
14,500	Alltel Corp.	$ 822,730	4,879,649	BlackRock Provident
25,000	AT&T, Inc.	847,750		Institutional Temp Fund,
70,000	Nokia Corp.- ADR	1,415,400		5.18% (a)	$ 4,879,649
28,000	QUALCOMM, Inc.	1,024,520
		4,110,400	TOTAL MONEY MARKET FUNDS
Transportation - 0.71%			(Cost $4,879,649)		4,879,649
10,000	Burlington Northern
	Santa Fe Corp.	751,600	TOTAL INVESTMENTS
			(Cost $89,254,930)	100.46%	107,001,143
Water - 0.39%			Liabilities in excess
17,333	Aqua America, Inc.	414,432	of other assets	(0.46%)	(488,353)

TOTAL COMMON STOCKS			TOTAL NET ASSETS	100.00%	$106,512,790
(Cost $84,375,281)		102,121,494
			* Non-income producing security
			ADR - American Depositary Receipt
			(a) Variable rate yield. The coupon rate shown represents
			the rate at November 30, 2006.

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2006

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS - 60.66%			Cosmetics - 2.84%
Banks - 9.79%			$ 2,000,000	Avon Products, Inc.,
$ 1,000,000	Bank of America Corp.,			5.125%, due 1/15/11	$ 1,993,668
	4.375%, due 12/1/10	$ 979,031
800,000	Chase Manhattan Corp.,		Diversified Financial Services - 13.52%
	6.00%, due 2/15/09	812,794	500,000	American General Finance,
	Citigroup, Inc.,			4.00%, due 3/15/11	478,043
1,000,000	5.125%, due 2/14/11	1,005,728		CIT Group, Inc.,
1,000,000	5.00%, due 9/15/14	988,492	1,000,000	4.125%, due 11/3/09	974,728
2,500,000	Fifth Third Bank,		1,000,000	5.20%, due 11/3/10	1,003,913
	4.20%, due 2/23/10	2,441,765	300,000	Ford Motor Credit Corp.,
275,000	J.P. Morgan Chase & Co.,			4.15%, due 6/20/07	293,034
	6.50%, due 1/15/09	281,562	1,000,000	General Electric Capital
350,000	Nationsbank Corp.,			Corp.,
	6.60%, due 5/15/10	366,113		4.25%, due 6/15/12	962,458
		6,875,485		Household Finance Corp.,
Beverages - 0.36%			500,000	7.875%, due 3/1/07	502,860
250,000	Pepsico, Inc.,		1,200,000	6.375%, due 10/15/11	1,265,923
	5.70%, due 11/1/08	252,924	1,000,000	International Lease Finance
				Corp.,
Chemicals - 0.70%				5.45%, due 3/24/11	1,011,707
500,000	Du Pont (EI) de			Morgan Stanley
	Nemours & Co.,		2,000,000	4.75%, due 4/1/14	1,934,642
	4.125%, due 4/30/10	487,691	1,000,000	6.60%, due 4/1/12	1,066,267
					9,493,575
Computers - 1.44%			Electrical Components & Equipment - 1.41%
1,000,000	International Business		1,000,000	Emerson Electric Co.
	Machines Corp.,			5.125%, due 12/1/16	992,150
	5.375%, due 2/1/09	1,007,935
			Electric Utilities - 3.30%
Commercial & Professional Services - 0.72%			1,000,000	Alabama Power Co.,
500,000	Dun & Bradstreet Corp.,			5.20%, due 1/15/16	1,002,821
	5.50%, due 3/15/11	506,026	500,000	DTE Energy Co.
				6.65%, due 4/15/09	515,234
Communications Equipment - 1.45%			500,000	National Rural Utilities,
	Cisco Systems, Inc.,			6.20%, due 2/1/08	506,161
500,000	5.25%, due 2/22/11	505,414	300,000	Virginia Electric & Power,
500,000	5.50%, due 2/22/16	510,461		4.50%, due 12/15/10	293,186
		1,015,875			2,317,402

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2006

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Foods - 2.81%			Multimedia - 0.73%
$ 1,000,000	Heinz (H.J.) Co.		$ 500,000	Walt Disney Co.
	6.00%, due 3/15/08	$ 1,003,974		5.625%, due 9/15/16	$ 512,610
950,000	Hershey Foods Corp.
	5.45%, due 9/1/16	970,796	Publications & Printing - 1.42%
		1,974,770	1,000,000	Gannet Co., Inc.,
Hotels - 0.72%				5.50%, due 4/1/07	998,744
500,000	Carnival Corp.,
	6.15%, due 4/15/08	503,981	Telecommunications - 7.21%
			565,000	Ameritech Capital
Insurance - 0.14%				Funding Corp.,
100,000	John Hancock Life Insurance,			6.15%, due 1/15/08	568,806
	3.35%, due 11/15/07	98,021	1,000,000	AT&T Inc. Global Bond
				5.30%, due 11/15/10	1,007,707
Investment Services - 12.10%				Bellsouth Corp.,
	Bear Stearns Co., Inc.,		500,000	4.20%, due 9/15/09	488,612
500,000	7.80%, due 8/15/07	508,557	500,000	5.20%, due 9/15/14	493,674
300,000	3.90%, due 11/15/08	289,841	500,000	GTE Northwest, Inc.,
300,000	4.50%, due 10/28/10	294,686		5.55%, due 10/15/08	501,441
1,000,000	5.70%, due 11/15/14	1,027,396	500,000	GTE South, Inc.,
	Goldman Sachs Group, Inc.,			6.00%, due 2/15/08	503,488
300,000	6.65%, due 5/15/09	311,445	500,000	Verizon Global
1,000,000	6.60%, due 1/15/12	1,066,675		4.375%, due 6/1/13	476,729
500,000	5.125%, due 1/15/15	494,464	1,000,000	Verizon NJ, Inc.
2,000,000	Lehman Brothers Holdings, Inc.,			5.875%, due 1/17/12	1,024,463
	5.75%, due 5/17/13	2,055,072			5,064,920
	Merrill Lynch & Co., Inc.,
166,000	6.25%, due 10/15/08	169,137	TOTAL CORPORATE BONDS
300,000	6.00%, due 2/17/09	305,192	(Cost $42,574,933)		42,591,932
2,000,000	5.00%, due 1/15/15	1,973,690
		8,496,155

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2006

Principal		Market	Principal		Market
Amount		Value	Amount		Value

U.S. GOVERNMENT & AGENCY			Mortgage Backed Securities - 0.13%
OBLIGATIONS - 30.68%				Federal Home Loan Bank,
Government Agencies - 30.55%			$ 67,889	5.00%, due 8/1/07	$ 67,569
$ 1,500,000	Federal Farm Credit Bank,		10,320	6.50%, due 11/1/08	10,358
	4.30%, due 6/9/09	$ 1,477,947	10,329	Federal National Mortgage
	Federal Home Loan Bank,			Association,
2,000,000	5.00%, due 12/28/07	1,996,898		6.50%, due 11/1/08	10,380
2,000,000	4.375%, due 5/16/08	1,984,456	3,865	Government National
550,000	5.315%, due 12/23/08	555,991		Mortgage Association,
2,000,000	5.10%, due 12/29/08	1,999,250		11.00%, due 11/15/15	4,293
500,000	4.125%, due 8/13/10	489,979			92,600
2,000,000	6.00%, due 6/29/11	2,000,940	TOTAL U.S. GOVERNMENT &
2,000,000	5.25%, due 7/28/15	1,972,126	AGENCY OBLIGATIONS
	Federal Home Loan		(Cost $21,641,993)		21,540,341
	Mortgage Corp.,
2,000,000	4.375%, due 7/30/09	1,982,966	MONEY MARKET FUNDS- 9.15%
2,000,000	6.00%, due 9/28/15	2,002,006	6,423,397	BlackRock Provident
	Federal National Mortgage			Institutional Temp Fund,
	Association,			5.18% (a)	6,423,397
1,000,000	4.02%, due 4/20/09	983,054
2,000,000	6.00%, due 9/28/12	2,000,314	TOTAL MONEY MARKET FUNDS
2,000,000	6.00%, due 9/25/15	2,001,814	(Cost $6,423,397)		6,423,397
		21,447,741
			TOTAL INVESTMENTS
			(Cost $70,640,323)	100.49%	70,555,670
			Liabilities in excess
			of other assets	(0.49%)	(341,750)

			TOTAL NET ASSETS	100.00%	$ 70,213,920

			(a) Variable rate yield. The coupon rate shown represents
			the rate at November 30, 2006.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2006

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $89,254,930 and
$70,640,323, respectively)	$107,001,143	$ 70,555,670
Receivable for fund shares sold	53,794	22,388
Dividends and interest receivable	247,182	900,546
Prepaid expenses and other assets	10,517	13,539
Total Assets	107,312,636	71,492,143

LIABILITIES:
Payable for securities purchased	-	992,150
Dividends payable	488,242	225,676
Redemptions payable	201,694	12
Accrued advisory fees	68,934	28,745
Accrued administration fees	13,585	9,789
Accrued transfer agency fees	3,065	2,723
Other accrued expenses	24,326	19,128
Total Liabilities	799,846	1,278,223
Net Assets	$106,512,790	$ 70,213,920

NET ASSETS CONSIST OF:
Paid in capital	$ 93,000,933	$ 71,092,323
Accumulated net realized loss from
investment transactions	(4,234,356)	(793,750)
Net unrealized appreciation (depreciation) on investments	17,746,213	(84,653)
Net Assets	$106,512,790	$ 70,213,920

Shares outstanding (unlimited number of shares authorized;	9,350,086	6,899,254
no par value)

Net asset value and redemption price per share	$ 11.39	$ 10.18

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2006

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 207,481	$ 3,275,983
Dividends (net of $5,963 and $0 foreign taxes, respectively)	1,487,379	-
Total investment income	1,694,860	3,275,983

EXPENSES:
Investment advisory fees	750,462	325,849
Administration fees	163,501	126,697
Legal & other professional fees	30,898	26,128
Transfer agency fees	38,234	28,119
Custody fees	25,032	20,233
Printing expense	20,880	8,499
Audit fees	18,107	19,445
Insurance expense	11,535	8,060
Registration & filing fees	8,431	8,431
Trustees' fees	7,707	4,979
Miscellaneous expenses	1,314	1,314
Total expenses	1,076,101	577,754

Plus: Expense reimbursement recapture	24,577	-
Net expenses	1,100,678	577,754

Net investment income	594,182	2,698,229

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	6,514,547	(749,696)
Net change in unrealized appreciation
of investments for the period	3,820,617	968,358
Net realized and unrealized gain
on investments	10,335,164	218,662
Net increase in net assets resulting
from operations	$ 10,929,346	$ 2,916,891

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2006	November 30, 2005

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 594,182	$ 306,489
Net realized gain from investment transactions	6,514,547	2,435,755
Net change in unrealized appreciation for the period	3,820,617	3,344,572
Net increase in net assets resulting from operations	10,929,346	6,086,816

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.10 and $0.02
per share, respectively)	(931,824)	(201,510)
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(931,824)	(201,510)

CAPITAL SHARE TRANSACTIONS:	933,412	5,041,922

Net increase in net assets	10,930,934	10,927,228

NET ASSETS:
Beginning of year	95,581,856	84,654,628

End of year (including undistributed net investment income
of $0 and $293,164, respectively)	$106,512,790	$ 95,581,856

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2006	November 30, 2005

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,698,229	$ 1,986,094
Net realized loss from investment transactions	(749,696)	(44,054)
Net change in unrealized appreciation (depreciation) for the period	968,358	(1,422,970)
Net increase in net assets resulting from operations	2,916,891	519,070

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.41 and $0.34
per share, respectively)	(2,698,488)	(1,986,033)
Distributions from net realized gains on investments ($0.00 and
$0.02 per share, respectively)	-	(84,541)
Total distributions to shareholders	(2,698,488)	(2,070,574)

CAPITAL SHARE TRANSACTIONS:	11,498,902	(855,411)

Net increase (decrease) in net assets	11,717,305	(2,406,915)

NET ASSETS:
Beginning of year	58,496,615	60,903,530

End of year (including undistributed net investment income
of $0 and $158, respectively)	$ 70,213,920	$ 58,496,615

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2006		2005		2004		2003		2002

Net asset value, beginning of year	$ 10.32		$ 9.67		$ 8.79		$ 7.55		$ 9.19

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.06		0.03		0.02		0.00	+	0.00	+
Net realized and unrealized gains (losses)
on investments	1.11		0.64		0.86		1.24		(1.64)
Total from investment operations	1.17		0.67		0.88		1.24		(1.64)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)		(0.02)		0.00	+	0.00		0.00	+
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00
Total distributions	(0.10)		(0.02)		0.00		0.00		0.00

Net asset value, end of year	$ 11.39		$ 10.32		$ 9.67		$ 8.79		$ 7.55

Total return (2)	11.37%		6.97%		10.02%		16.42%		(17.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 106,513		$ 95,582		$ 84,655		$ 70,305		$ 57,298
Ratios to average net assets:
Expenses, before reimbursement	1.08%		1.09%		1.08%		1.13%		1.13%
Expenses, net of reimbursement	1.10%	(3)	1.10%	(3)	1.10%	(3)	1.10%		1.10%
Net investment income,	0.62%		0.36%		0.26%		(0.02)%		(0.04)%
before reimbursement
Net investment income,
net of reimbursement	0.59%	(3)	0.35%	(3)	0.24%	(3)	0.01%		(0.01)%
Portfolio turnover rate	36.59%		43.24%		37.15%		31.53%		38.24%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$ 10.16	$ 10.43	$ 10.70	$ 10.54	$ 10.23

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.42	0.34	0.34	0.38	0.45
Net realized and unrealized gains (losses)
on investments	0.01	(0.25)	(0.17)	0.16	0.31
Total from investment operations	0.43	0.09	0.17	0.54	0.76

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.41)	(0.34)	(0.34)	(0.38)	(0.45)
Distribution from net realized gains
from security transactions	0.00	(0.02)	(0.10)	0.00	0.00
Total distributions	(0.41)	(0.36)	(0.44)	(0.38)	(0.45)

Net asset value, end of year	$ 10.18	$ 10.16	$ 10.43	$ 10.70	$ 10.54

Total return (2)	4.38%	0.86%	1.48%	5.11%	7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 70,214	$ 58,497	$ 60,904	$ 37,946	$ 29,535
Ratios to average net assets:
Expenses, before reimbursement	0.89%	0.88%	0.89%	1.04%	1.11%
Expenses, net of reimbursement	0.89%	0.88%	0.89%	1.04%	1.12%	(3)
Net investment income,	4.14%	3.33%	3.21%	3.50%	4.33%
before reimbursement
Net investment income,
net of reimbursement	4.14%	3.33%	3.21%	3.50%	4.32%	(3)
Portfolio turnover rate	53.99%	30.75%	35.52%	21.62%	9.56%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2006

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of November 30, 2006.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of the applicable country’s tax rules and rates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Trust.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of November 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 4. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2006, the Adviser received advisory fees of $750,462 from the Equity Fund and $325,849 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2007.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.

However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the year ended November 30, 2006, the Adviser recaptured $24,577 in prior period fee waivers from the Equity Fund.  As of November 30, 2006, there was $30,405 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2007	2008
$12,163	$18,242

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced,

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

subject to certain minimums, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under  the terms of such agreement, FCS is paid an annual fee of $15,000 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 5. FUND SHARE TRANSACTIONS

At November 30, 2006, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $93,000,933 and $71,092,323, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2006		November 30, 2005
	Shares	Amount	Shares	Amount

Shares sold	1,722,876	$ 18,325,859	1,908,863	$18,746,623
Shares issued for reinvestment
of dividends	20,518	226,966	3,782	37,406
Shares redeemed	(1,657,373)	(17,619,413)	(1,402,032)	(13,742,107)
Net increase	86,021	$ 933,412	510,613	$ 5,041,922

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

Intermediate Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2006		November 30, 2005
	Shares	Amount	Shares	Amount

Shares sold	2,204,619	$ 22,241,824	1,194,996	$ 12,347,574
Shares issued for reinvestment
of dividends	36,264	365,918	16,831	173,452
Shares redeemed	(1,099,073)	(11,108,840)	(1,291,370)	(13,376,437)
Net increase (decrease)	1,141,810	$ 11,498,902	(79,543)	$ (855,411)

NOTE 6. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2006 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$35,918,088	$43,485,747
Sales	$35,125,260	$32,462,946

At November 30, 2006, net unrealized appreciation (depreciation), for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$18,805,846	$ 363,171
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(1,059,633)	(447,824)
Net unrealized appreciation (depreciation)	$17,746,213	$ (84,653)

The aggregate cost of securities for federal income tax purposes at November 30, 2006 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the years ended November 30, 2006, and 2005, were as follows:

Equity Growth Fund:	2006	2005
Ordinary income	$ 931,824	$ 201,510
Long-term capital gains	−	−
Total	$ 931,824	$ 201,510

Intermediate Bond Fund:
Ordinary income	$2,698,488	$1,986,033
Long-term capital gains		84,541
Total	$2,698,488	$2,070,574

In accordance with industry practice, each Fund has recorded a reclassification in the capital accounts.  As of November 30, 2006, the Equity Growth Fund and Intermediate Bond Fund recorded permanent book/tax differences of $44,478 and $101, respectively, from distributions in excess of net investment income to paid in capital. This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income and accumulated net realized gains on a tax basis, which is considered to be more informative to shareholders.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ (4,234,356)	$17,746,213
Intermediate Bond Fund	$ (793,750)	$ (84,653)

As of November 30, 2006, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2010	2011	2012	2013	Total
Equity Growth Fund	$1,163,402	$3,070,954	$ -	$ -	$4,234,356
Intermediate Bond Fund	-	-	44,054	749,696	793,750

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2006

NOTE 8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2006, Cam Co. held approximately 74% of the voting securities of the North Country Equity Growth Fund and approximately 85% of the North Country Intermediate Bond Fund.

To The Shareholders and

Board of Trustees of The

North Country Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds (the “Funds”), comprising the North Country Intermediate Bond Fund and the North Country Equity Growth Fund as of November 30, 2006, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the periods indicated prior to November 30, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the Funds’ custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting The North Country Funds, as of November 30, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

January 16, 2007

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Kenneth C. Hopper, M.D.* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 68	Trustee since 2001

Chairman & CEO, Northeastern Toxicology Laboratory, Inc.; Chairman & CEO, Bay Optical, Inc. (1972-Present); Chairman, Drug Risk Solutions, LLC (1997-Present); President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present); Director, North Country Investment Advisers, Inc. (2000-Present); Director, Arrow Financial Corp. (1983-Present); Director, Glens Falls National Bank & Trust Company (1976-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 69	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 62	Trustee Since 2000	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 67	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 51	Trustee since 2004	Shareholder and Director of Accounting and Auditing Services and Non-Profit Industry Group, Dorfman-Robbie CPA’s (1978-Present).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 37	President since 2006

President and Manager, Gemini Fund Services, LLC (2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager Fund Compliance Services, LLC (2006-Present); Manager (since 2006) and President, (2004 - Present), GemCom, LLC.

Peter J. Lareau Age: 47	Vice President and AML Compliance Officer since 2002

Chief Compliance Officer, North Country Investment Advisers, Inc. (2001-Present); Vice President/AML Officer, North Country Funds (2003-Present); Vice   President/Corporate Compliance, Arrow Financial Corporation and Glens Falls National Bank & Trust Co.; Saratoga National Bank & Trust Co. (1993-Present); and Capital Financial Group, Inc. (2006-Present); Overall length of service (1982-Present).

Michael J. Wagner Age: 56	Chief Compliance Officer since 2006

President of Fund Compliance Services, LLC (2006- Present); Senior Vice President of Fund Compliance Services, LLC (2004-2006); President of The North Country Funds (2003-2006); Vice President of GemCom, LLC (2004-Present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003-2006); Senior Vice President, Fund Accounting, Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- Present).

Rose Anne Casaburri Age: 54	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 37	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

* Kenneth C. Hopper, M.D. is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act.  He serves as a director of Glens Falls National Bank & Trust Company, the sponsor of The North Country Funds and as a director of The North Country Funds’ investment adviser.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2006, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2006, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2006

$ 29,550

FY 2005

$ 26,680

(b)

Audit-Related Fees

FY 2006

$ 0

FY 2005

$ 0

(c)

Tax Fees

FY 2006

$ 2,500

FY 2005

$ 1,850

(d)

All Other Fees

FY 2006

$ 1,250

FY 2005

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2006

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2006

$  3,750

$  0

FY 2005

$  1,850

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2006.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By      /s/ Andrew Rogers

             Andrew Rogers, President

Date  2/08/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By      /s/ Andrew Rogers

             Andrew Rogers, President

Date  2/08/2007

By    /s/ James Colantino

        James Colantino, Treasurer

Date 2/08/2007